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                                                                 EXHIBIT 10.4

                                 UTSTARCOM, INC.

                                 1997 STOCK PLAN

                        (AS AMENDED ON DECEMBER 13, 1999)

     1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

          (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

          (c) "BOARD" means the Board of Directors of the Company.

          (d) "CODE" means the Internal Revenue Code of 1986, as amended.

          (e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

          (f) "COMMON STOCK" means the Common Stock of the Company.

          (g) "COMPANY" means UTStarcom, Inc., a Delaware corporation.

          (h) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

          (i) "DIRECTOR" means a member of the Board of Directors of the Company.

          (j) "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

          (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be

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an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (q) "OPTION" means a stock option granted pursuant to the Plan.

          (r) "OPTION AGREEMENT" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

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          (s) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding
Options are exchanged for Options with a lower exercise price.

          (t) "OPTIONED STOCK" means the Common Stock subject to an Option or a Stock Purchase Right.

          (u) "OPTIONEE" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (v) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (w) "PLAN" means this 1997 Stock Plan.

          (x) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

          (y) "SECTION 16(b) " means Section 16(b) of the Securities Exchange Act of 1934, as amended.

          (z) "SERVICE PROVIDER" means an Employee, Director or Consultant.

          (aa) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

          (bb) "STOCK PURCHASE RIGHT" means a right to purchase Common Stock pursuant to Section 11 below.

          (cc) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 5,262,287 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 equal to the lesser of 4% of the outstanding Shares on such date, 3,000,000 shares or a lesser amount determined by the Board. The Shares may be authorized but unissued, or reacquired Common Stock.

          If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

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     4. ADMINISTRATION OF THE PLAN.

          (a) PROCEDURE.

               (i) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different groups of Service Providers.

               (ii) SECTION 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

               (i) to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine the number of Shares to be covered by each such award granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

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               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

               (viii) to initiate an Option Exchange Program;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xi) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan; and

               (xii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

          (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

     5. ELIGIBILITY.

          (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

          (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) The following limitations shall apply to grants of Options:

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               (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 700,000 Shares.

               (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 700,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

               (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

          (d) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

     6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement; provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof; provided, further, that in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.


     8. OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

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                    (B) granted to any other Employee, the per Share exercise
price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9. EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

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               Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Unless otherwise determined by the Administrator, Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of

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descent or distribution and may be exercised, during the lifetime of the
Optionee, only by the Optionee.

     11. STOCK PURCHASE RIGHTS.

          (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

          (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

          (c) OTHER PROVISIONS. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d) RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have

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been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

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     13. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     14. AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) STOCKHOLDER APPROVAL. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     15. CONDITIONS UPON ISSUANCE OF SHARES.

          (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.


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                                   UTSTARCOM, INC.

                                   1997 STOCK PLAN

                                STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT

     [Optionee's Name and Address]


     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number
                                        -------------------------

     Date of Grant
                                        -------------------------

     Vesting Commencement Date
                                        -------------------------

     Exercise Price per Share           $
                                         ------------------------

     Total Number of Shares Granted
                                        -------------------------

     Total Exercise Price               $
                                         ------------------------

     Type of Option:                          Incentive Stock Option
                                        ---

                                              Nonstatutory Stock Option
                                        ---

     Term/Expiration Date:
                                        -------------------------

     VESTING SCHEDULE:

     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

     25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to Optionee's continuing to be a Service Provider on such dates.

     TERMINATION PERIOD:

     This Option shall be exercisable for [THREE] months after Optionee ceases to be a Service Provider. Upon Optionee's death or disability, this Option may be exercised for such longer period as provided in the Plan. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.  AGREEMENT

     1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

     2.   EXERCISE OF OPTION.

          (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

          (b) METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the AExercise Notice@) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

          (a)   cash or check;

          (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     6. TAX CONSEQUENCES. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a)   EXERCISING THE OPTION.

                (i) NONSTATUTORY STOCK OPTION. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price.
If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                (ii) INCENTIVE STOCK OPTION. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

          (b)   DISPOSITION OF SHARES.

                (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (c) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

     8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER

ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                               UTSTARCOM, INC.


-----------------------------------     ----------------------------------------
Signature                               By


-----------------------------------     ----------------------------------------
Print Name                              Title


-----------------------------------
-----------------------------------
Residence Address

                                      EXHIBIT A

                                   1997 STOCK PLAN

                                   EXERCISE NOTICE

UTStarcom, Inc.
1275 Harbor Bay Parkway
Suite 100
Alameda, CA  94502

Attention:  [Title]

     1. EXERCISE OF OPTION. Effective as of today, ___________, 19__, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of UTStarcom, Inc. (the "Company") under and pursuant to the 1997 Stock Plan (the "Plan") and the Stock
Option Agreement dated ________, 19       (the "Option Agreement").

     2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

     3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS STOCKHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

     5. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     7. GOVERNING LAW; SEVERABILITY. This Agreement is governed by the internal substantive laws but not the choice of law rules, of California.

     8. ENTIRE AGREEMENT. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.


Submitted by:                           Accepted by:

OPTIONEE:                               UTSTARCOM, INC.

-----------------------------------     ----------------------------------------
Signature                               By

-----------------------------------     ----------------------------------------
Print Name                              Its


ADDRESS:                                ADDRESS:


-----------------------------------     1275 Harbor Bay Parkway
-----------------------------------     Suite 100
                                        Alameda, CA  94502



                                        ----------------------------------------
                                        Date Received

                                   UTSTARCOM, INC.

                                   1997 STOCK PLAN

                             NOTICE OF STOCK OPTION GRANT

                               PRC NATIONALS IN THE PRC


     [OPTIONEE'S NAME]

     You have been granted an option (the "Option") to purchase Common Stock of the Company, subject to the terms and conditions of the Company's 1997 Stock Plan (the "Plan") and this Notice of Grant, as follows:

     Grant Number
                                             -------------------------

     Date of Grant
                                             -------------------------

     Vesting Commencement Date
                                             -------------------------

     Exercise Price per Share                $
                                              ------------------------

     Total Number of Shares Granted
                                             -------------------------

     Total Exercise Price                    $
                                              ------------------------

     Term/Expiration Date:
                                             -------------------------


     VESTING SCHEDULE:

     Your Option shall be exercisable, in whole or in part, in accordance with the Option Rules (attached hereto as EXHIBIT A) and the following vesting schedule:

     [25% OF THE SHARES SUBJECT TO THE OPTION SHALL VEST TWELVE MONTHS AFTER THE VESTING COMMENCEMENT DATE, AND 1/48 OF THE SHARES SUBJECT TO THE OPTION SHALL VEST EACH MONTH THEREAFTER, SUBJECT TO YOUR CONTINUING TO BE AN EMPLOYEE, CONSULTANT OR DIRECTOR OF THE COMPANY (A "SERVICE PROVIDER") ON SUCH DATES.]

     TERMINATION PERIOD:

     Your Option shall be exercisable for [THREE] months after you cease to be a Service Provider. Upon your death or disability, the Option may be exercised for such longer period as provided in the Plan. In no event may you exercise this Option after the Term/Expiration Date set forth above.

                                      EXHIBIT A

                                     OPTION RULES


     1. ESCROW. The Option, and any Shares or cash acquired pursuant thereto, shall be held by the Company pursuant to the Escrow Provisions attached hereto as EXHIBIT B.

     2. EXERCISE OF OPTION. You may exercise the Option by delivering to the Company the Exercise Notice attached hereto as EXHIBIT C.

     3. METHOD OF PAYMENT. You may pay the aggregate Exercise Price by any of the following, or a combination thereof:

          (a) if you have funds held by you outside of the People's Republic of China, you may pay by cash or check; or

          (b) after an initial public offering of the Company's securities, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

     4. NON-TRANSFERABILITY OF OPTION. Your Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution, and only you may exercise the Option during your lifetime.

     5. NO GUARANTEE OF CONTINUED SERVICE. THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY YOUR CONTINUED STATUS AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THIS NOTICE OF GRANT DOES NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH YOUR RIGHT OR THE COMPANY'S RIGHT TO TERMINATE YOUR RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

                                      EXHIBIT B

                                   UTSTARCOM, INC.

                                   1997 STOCK PLAN

                                  ESCROW PROVISIONS


     1. OPTION. As set forth in the Notice of Grant, you have been granted the Option under the Plan. The Option shall be held by the Company under these Escrow Provisions in an account in your name.

     2. LEGAL AND EQUITABLE TITLE. Legal and equitable title to the Option and any cash or securities acquired pursuant thereto, shall remain with you at all times, notwithstanding that such items may be held by the Company pursuant to these Escrow Instructions.

     3. EXERCISE OF OPTION. You may instruct the Company to exercise the Option on your behalf at such time or times as permitted by the Notice of Grant and the Plan.

     4. PROCEEDS OF EXERCISE. Shares acquired upon exercise of the Option shall be retained in this Escrow. You may elect to keep any proceeds from the sale of such shares in your account under these Escrow Provisions or to have them distributed to you in RMB within ____________ hours of the sale, pursuant to such channels as the Company reasonably determines appropriate.

     5. POWERS OF COMPANY. The Company may take any and all actions, and is hereby granted such powers and discretion, as may appear necessary or proper to comply with the applicable laws of any jurisdictions and to effectuate and carry out the terms and purposes of this Escrow, including, but not limited to, the power to exercise the Option and hold or dispose of the proceeds of such exercise in accordance with the terms of these Escrow Provisions.

     6. LIMITATION OF LIABILITY. The Company shall not be liable for any damage caused by the exercise of its discretion as authorized by these Escrow Provisions for any reason, except gross negligence or willful misconduct. The Company shall not be liable for honest mistakes of judgment or for losses or liabilities due to such honest mistakes of judgment.

     7. COSTS AND EXPENSES OF THIS ESCROW. All costs and expenses of these Escrow Provisions shall be borne by the Company.

     8. GOVERNING LAW. This Escrow will be administered in the State of California, and its validity, construction and all rights hereunder, shall be governed by the laws of the State of California; provided, however, that all matters affecting the title, ownership and transferability of any security, whether created or held hereunder, shall be governed by all applicable federal, state, or foreign securities laws.

                                      EXHIBIT C

                                   1997 STOCK PLAN

                                   EXERCISE NOTICE

[DATE]

UTStarcom, Inc.
1275 Harbor Bay Parkway
Suite 100
Alameda, CA  94502

Attention:  [TITLE]

     1. EXERCISE OF OPTION. I hereby elect to exercise the Option as to _________ shares of the Company's Common Stock (the "Shares").

     2. REPRESENTATIONS. I acknowledge that I have received, read and understood the Plan, Escrow Provisions and the Notice of Grant, and I agree to abide by and be bound by their terms and conditions.

     3. TAX CONSULTATION. I understand that I may suffer adverse tax consequences as a result of the receipt of the Option or the purchase or disposition of the Shares. I have consulted with any tax consultants I deem advisable in connection with the Option, and I am not relying on the Company for any tax advice.

     4. ENTIRE AGREEMENT. The Plan, Option Rules, Escrow Provisions and the Notice of Grant are incorporated herein by reference. This Agreement, the Plan, the Notice of Grant and the Escrow Provisions constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements between the Company and I with respect to the subject matter hereof, and may not be modified adversely to my interest except by means of a writing signed by the Company and me.

Submitted by:                           Accepted by:

                                        UTSTARCOM, INC.

------------------------------          ------------------------------
Signature                               By


------------------------------          ------------------------------
Print Name                              Its

ADDRESS:                                ADDRESS:  1275 Harbor Bay Parkway
                                                  Suite 100
                                                  Alameda, CA  94502
------------------------------
------------------------------
                                        ------------------------------
                                        Date Received